EXHIBIT (g)(iii)

Consents.

CONSENT

I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated August 18, 2011 found on page 77 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2011, hereby filed as exhibit (c)(xi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Philip Noble
Philip Noble
Chief Executive, Queensland Treasury Corporation

Date: October 4, 2011

CONSENT

I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated August 18, 2011 found on page 77 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2011, hereby filed as exhibit (c)(xi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Gerard Bradley
Gerard Bradley
Under Treasurer of the State of Queensland

Date: October 10, 2011

CONSENT

I hereby consent to the use of my Report found on page 78 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2011, hereby filed as exhibit (c)(xi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Glenn Gordon Poole
Mr. Glenn Gordon Poole
Auditor-General

Date: October 14, 2011

CONSENT

I hereby consent to the use of the Chairman’s Report on pages 8-9 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2011, hereby filed as exhibit (c)(xi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Stephen Rochester
Stephen Rochester
Chairman, Queensland Treasury Corporation

Date: October 5, 2011